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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 30, 2004

ABERDENE MINES LIMITED
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33189	88-0454792
(Commission File No.)	(IRS Employer ID)

101 Convention Center Drive
Suite 700
Las Vegas, Nevada 89109
 (Address of principal executive offices and Zip Code)

(702) 873-3488
(Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Aberdene Mines Limited announces that it has entered into a formal option agreement to earn a 75% interest from Consolidated Global Minerals Ltd. on a land package known as The Cornicopia Project which is located 54 miles northwest of Elko County, Nevada. The property is situated within the Tuscarora volcanic field which hosts several producing gold-silver mining camps.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of April, 2004.

ABERDENE MINES LIMITED

BY:	/s/ Brent Jardine Brent Jardine, President, Principal Executive Officer, Treasurer and Principal Financial Officer